UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2014

AMERICAN INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street

        New York, New York 10038

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 12, 2014, American International Group, Inc. issued a press release announcing the commencement of tender offers for up to $1.5 billion of debt securities.

A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 Press release dated June 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: June 12, 2014	By:	/s/ James J. Killerlane III
Name: James J. Killerlane III
Title: Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release dated June 12, 2014